                                    AGREEMENT

         This Agreement is made by and among George T. Haymaker, Jr. ("Optionee")
and Kaiser Aluminum Corporation and Kaiser Aluminum & Chemical Corporation, both
Delaware corporations (together, the "Company").

         WHEREAS, the Company granted to Optionee a stock option to purchase up to 283,000 shares of common stock, $.01 par value per share, of Kaiser Aluminum
Corporation, and the terms and conditions of such grant are set forth in that certain Time-Based Stock Option Grant between Optionee and the Company having an effective date of January 1, 1998, as amended by that certain Director and
Non-Executive Chairman Agreement between Optionee and the Company dated January
1, 2000 (the Time-Based Stock Option Grant, as so amended, the "1998 Grant");
and

         WHEREAS, Optionee and the Company desire to amend the 1998 Grant to cancel 71,490 of the unvested Option Shares and to specify the vesting provisions for the 22,844 unvested Option Shares thereafter remaining under the
1998 Grant; and

         WHEREAS, Optionee and the Company desire to evidence the grant of a new stock option to Optionee to purchase up to 71,490 Option Shares and to specify the terms and conditions applicable thereto;

         NOW, THEREFORE, Optionee and the Company hereby agree as follows:

         1. All capitalized terms used herein shall have the meanings provided in the 1998 Grant unless otherwise specifically provided herein.

         2. Effective as of April 14, 2000, the 1998 Grant is amended to cancel
71,490 of the unvested Option Shares. Provided Optionee's Qualified Service
Period has not previously terminated, and subject to the terms of the 1998 Grant providing for earlier vesting upon the occurrence of a Company Sale Transaction or certain terminations of Optionee's Employment, the 22,844 unvested Option
Shares thereafter remaining under the 1998 Grant shall become Vested Options as of 12:01 a.m. Houston time on December 31, 2000. Except as expressly set forth herein, the terms and conditions of the 1998 Grant are hereby ratified and affirmed.

         3. This Agreement evidences that the Company has granted to Optionee, effective as of April 14, 2000, the right, privilege and option to purchase up to 71,490 Option Shares. Provided that Optionee's Qualified Service Period has not previously terminated, and subject to the terms of such grant providing for earlier vesting upon the occurrence of a Company Sale Transaction or certain terminations of Optionee's Employment, such 71,490 Option Shares shall become
Vested Options as of 12:01 a.m. Houston time on December 31, 2000. Except as expressly set forth herein, such stock option is granted on the same terms and conditions as are set forth in the 1998 Grant.

         IN WITNESS WHEREOF, Optionee and the Company have executed this
Agreement effective as of the 14th day of April, 2000.

                                    "COMPANY"

                                    KAISER ALUMINUM CORPORATION

                                    By:      /S/ RAYMOND J. MILCHOVICH
                                    Raymond J. Milchovich
                                    President and Chief Executive Officer

                                    KAISER ALUMINUM & CHEMICAL CORPORATION

                                    By:      /S/ RAYMOND J. MILCHOVICH
                                    Raymond J. Milchovich
                                    President and Chief Executive Officer

                                   "OPTIONEE"

                                   /S/ GEORGE T. HAYMAKER, JR.
                                   George T. Haymaker, Jr.